Exhibit 10.17

Calculation of charges by Marxbox Bauprojekt [Development] GmbH & Co. OG Percentage fee: 6,315.71 Date of the calculation: 12/16/2010	DUPLICATE

Vienna, on 12/16/2010

Marxbox Bauprojekt GmbH & Co. OG

LEASE AGREEMENT

Entered into by

Marxbox Bauprojekt GmbH & Co. OG

domiciled in Vienna

(FN 346428 d Commercial Court Vienna)

1021 Vienna, Messeplatz 1

referred to in the following as the Landlord, on the one hand,

and

ARSANIS Biosciences GmbH

domiciled in Vienna

(FN 354305 m Commercial Court Vienna)

Westbahnstrasse 32-34/1/12

1070 Vienna

referred to in the following as the Tenant, on the other hand,

as follows:

Preamble

The Landlord is the sole owner of the property EZ 4359 Land Register 01006 Landstraße, District Court Inner City Vienna, consisting of Lot No. 1449/3.

With the notice of 02/18/2009, Number MA 37-BB/48393-1/2008, the Magistrate of the City of Vienna, Municipal Department 37, Building Inspection, issued the building permit for the

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construction of a seven story laboratory and office building with two basement levels in massive construction on the above-named project property (referred to in the following as building permit); this notice (Attachment ./1) has become final and absolute. The building is a new construction being built by the Landlord without the aid of public funds. The location of the building can be seen in the site plan (Attachment ./2).

The Tenant therefore takes note that the rental property is situated in a building that has been newly constructed without the aid of public funds on the basis of a building permit issued after 06/30/1953, so that by act of law only the provisions of §§ 14, 16b, 29 to 36, 45, 46 and 49, but not the other provisions of Sections I and II of the Tenancy Law 1981 as amended, referred to in the following as MRG (Mietrechtsgesetz [Tenancy Law]), apply to the Lease Agreement.

Therefore, with respect to the thus not expressly legally regulated areas of the Lease Agreement, only the provisions of the Lease Agreement, or subsidiarily those of the Austrian General Civil Code (Allgemein Bürgerliches Gesetzbuch ABGB), are binding for the contracting parties; the referral to individual provisions of the MRG does not mean that the MRG would become applicable to a greater extent beyond these expressly named, individual provisions of the MRG, or as whole.

I. Rental Property

1.	The Landlord leases to the Tenant and the latter leases from the former the part of the 3rd upper floor that is marked in red in the contract plans (Attachment ./3) of the building 1030 Vienna, Helmut Qualtinger Gasse 2, being constructed on the property EZ 4359 Land Register 01006 Landstraße, District Court Inner City Vienna, with a dimension of ca. 698.10 m2, a storage bay on the 2nd basement level with a dimension of ca. 25 m2, and five garage parking spaces on the 1st basement level allocated by the Landlord (referred to together in the following as rental property).

2.	The stated dimensions are preliminary; the actual dimension, upon which the final calculation of the rent will be based, will be determined from the as-completed drawings submitted to the building authority after completion of the rental property.

3.

The obligations of the Landlord concerning the construction of the rental property while taking into account the official regulations applicable at the time of the building permit are finalized in the attached contract plans (Attachment ./3), which constitute an integral component of the Lease Agreement, or in the building and interior description (Attachment ./4), whereby fitments and/or systems, equipment and devices possibly included in Attachment ./3 - that are not also expressly named in the building and interior description (Attachment ./4) - have a purely illustrative character and do not create an obligation for the Landlord to provide the same. All changes or adaptations, systems, equipment and devices

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needed for the operation of the rental property shall be performed or procured by the Tenant. The Landlord does, however, guarantee that the rental property is suitable from a structural perspective for obtaining an operational plant permit for operating a biotechnology laboratory.

4.	The Landlord reserves the right to change or deviate from the aforementioned Attachments ./2 to ./4, if the change or deviation is minor, represents only a slight disadvantage for the Tenant and is objectively justified, such as in particular

•	changes or deviations based on legal or official regulations, orders or requirements,

•	changes or deviations based on static or technical requirements or structural necessity,

•	changes or deviations based on the selection of equivalent or higher quality materials, equipment, devices and the like as a result of lack of availability, technical incompatibility and the like.

5.	The Tenant gives his explicit consent to such changes. The Landlord will take specific change requests of the Tenant (e.g. moving partition walls and architectural details), which do not require appreciable additional cost nor cause a major delay, into account as far as appropriate and possible; the relevant details are clarified with the Landlord’s architect and recorded in an addendum to the building and interior description.

6.	Only the interior space of the rental property is being leased, not its exterior surfaces and not the shared use parts and other general parts of the building.

7.	The Tenant has the right,

a)	to place advertising or signs with his company name in the entrance area of the building in which the rental property is situated, at the locations designated for this purpose, and on the entrance door of the rental property, and

b)	to place an advertisement with the company logo “ARSANIS” on a side wall of the building in which the rental property is situated, facing the T-Center,

for the duration of the tenancy (insofar as not otherwise specified at his own expense and risk), specifically upon prior written approval of the Landlord and in consultation with the architect, Municipal Departments 19 and 37 and the existence of all official permits (including the utilization tax) required for this purpose - to be applied for and obtained by the Tenant at his expense and risk (possibly also to be revoked at any time). The Landlord will deny approval only for important, objective reasons, such as for example a negative effect on the overall impression of the building.

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The initial construction of a substructure for the advertisement to be placed on a side wall of the building in which the rental property is situated, facing the T-Center, is carried out by the Landlord and at his expense within two months after all official permits required for this purpose have been provided; all other structures, in particular the light box for the advertisement, are erected by the Tenant at his own expense and risk.

8.	The Tenant acknowledges with approval that, even after transfer of the rental property, work may be performed in other properties and/or on general parts of the building and may cause disturbances resulting from noise or dirt. The Tenant acknowledges these impairments to use associated with construction work, for example resulting from noise and/or dirt, as long as these impairments do not prevent or seriously disrupt access to and provision of the rental property or use, i.e. the Tenant accepts the impairments typically associated with such a construction site.

II. Term of Lease

1.	The tenancy starts with the transfer of the rental property (the transfer of the office spaces takes place within three months of the plan approval by the Tenant, which is, however, to occur no later than 12/15/2010; the transfer of the laboratory spaces takes place within four months of the plan approval by the Tenant, which is, however, to occur no later than 01/15/2011) and is finalized for an indefinite period.

2.	After signing this Lease Agreement, the Tenant waives the right to terminate this Lease Agreement with statutory notice prior to a termination date of 04/30/2021. The Landlord accepts this waiver of termination.

3.	In the event that the Tenant does not terminate this Lease Agreement with statutory notice prior to 04/30/2021, the waiver of termination will be extended without further declaration for one more year. The Landlord accepts this waiver of termination as well.

III. Transfer and Acceptance of the Rental Property

1.	The transfer and acceptance of the rental property takes place as follows: with respect to the office spaces within three months of the plan approval; with respect to the laboratory spaces within four months of the plan approval. The obligation of the Tenant to pay the agreed upon rent, for the entire rental property, starts on the first of the month following the transfer of the office spaces.

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2.	Deficiencies that impede the further adaptation or use of the rental property only insignificantly have no effect on the obligation to accept the rental property and the payment of rent. A withdrawal of the Tenant from the contract requires a delay, for which the Landlord is responsible, of the transfer of the office spaces by at least six weeks or the transfer of the laboratory spaces by at least eight weeks.

3.	The transfer of the rental property to the Tenant always requires the prior transfer of the bank guarantee in accordance with Item XV to the Landlord; the transfer of the bank guarantee is, however, already stipulated at the time of signing this Lease Agreement.

IV. Rent

1.	The monthly rent consists of the base rent, the ancillary charges and the respective value added tax to be paid on the base rent and the ancillary charges.

2.	Base rent:

i.)    Spaces on the 3rd upper floor

The freely negotiated monthly base rent is €17.00/m2 (excl. VAT) with a useable area of ca. 698.10 m2.

ii.)    Garage parking spaces

The freely negotiated monthly base rent is €98.50 (excl. VAT) per parking space.

iii.)    Storage bay in the basement

The freely negotiated monthly base rent is €6.50/m2 (excl. VAT) with a useable area of ca. 25 m2.

Useable area in the sense of this Lease Agreement is the entire floor space of the rental property (without subtracting partition walls). Load-bearing walls, supports and general building service ducts as well as stairwell spaces are not counted as useable area.

The final determination of the useable area is carried out on the basis of the as-completed drawings submitted to the building authority available at transfer; each of the contracting parties reserves the right to determine the actual measurements, which will then be used.

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3.	Ancillary charges

The ancillary charges to be borne proportionately by the Tenant include all taxes, fees and charges relating to the property and the building mandated to the Landlord by law, regulation or official order, all operating costs in accordance with the list in §§ 21 ff. MRG as well as (regarding both content and amount) in particular the following expenses, insofar as they are not to be borne directly by the respective tenants:

•	the costs of liability, fire, storm damage, glass breakage, machine failure and water pipe damage insurance and other property insurance at the reinstatement value;

•	the expense of operation, care, upkeep, maintenance, repair, preservation and cleaning of the building (with the exception of the interior of rental properties) and the associated spaces, equipment and systems such as in particular the building equipment and systems for heating, ventilation, cooling, sanitation, elevators, fire protection, supply of power, water and media services, machines and the like, corridors, sluices, stairwells, exterior walls, exterior windows, roofs, technical rooms, trash rooms, lightning protection systems and green spaces, access paths, other common areas, etc.;

•	the water and wastewater fees, the costs of chimney sweeping, sewer clearing, trash and refuse collection, pest control, waste disposal, sidewalk and street cleaning, snow removal and spreading, the costs of electricity for lights and power, irrigation and drainage, etc.;

•	the expense of security, if any, for the building and the associated spaces, equipment and systems during the day and during the night, and the usual costs for professional management of the property and the building.

Within the context of economic viability, the Landlord or the building management reserves the right to hire personnel or commission third parties to perform the work or the services.

Therefore, according to the will of the contracting parties, all expenses incurred for the operation, care, upkeep, maintenance, repair, preservation and cleaning, as well as the management of the property, the building and the associated spaces, equipment and systems are included in the ancillary charges.

The fact that the Tenant does not make use of common systems does not release him from the obligation to pay a proportionate share of the expenses.

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Until further assessment by the Landlord, the monthly advance payment of ancillary charges is €2.90 per m2.

The Landlord has the right to increase and, in mutatis mutandis application of § 21 Par. 3 MRG, annually adapt the monthly advance payment of ancillary charges to the actual amount of the expenses incurred.

An annual lump sum accounting of the ancillary costs in mutatis mutandis application of § 21 Par. 3 MRG shall be understood as agreed upon. Should the annual accounting result in a surplus in the Tenant’s favor, the Landlord shall apply this surplus amount to the next assessment or to any arrears owed by the Tenant; the Tenant shall make any additional payments no later than two weeks after the Landlord’s assessment.

4.	Apportionment of ancillary charges:

The share of the ancillary charges to be borne by the Tenant is generally determined by the proportion of the useable area of the rental property (to be calculated in the sense of this Lease Agreement) to the useable area of all rental properties in the building.

To the extent that individual consumption measurement devices for individual ancillary charges are in place, the tenant is obligated to pay the incurred costs (incl. energy costs, expenses for operation, care, upkeep and cleaning, etc.) based on the measured consumption for the rental property per se, or by apportionment to the respective rental property based on the share of consumption. Included are in particular

•	the costs for heating, cooling and (cold) water (including wastewater that does not require treatment); this consumption is measured per rental unit by means of submeters; it is noted that the rental property will be connected to the district heating network;

•	the costs of ventilation (incoming air and exhaust air); these are calculated proportionately according to the ratio of incoming air to the rental property to the overall quantity of incoming air (air adjustment key).

The operating expenses for the rental property itself and the cost of operating material, in particular the power and telephone costs, server cooling and additional cooling, otherwise needed by the Tenant to conduct business are borne by the Tenant. The same applies to the purchase of electricity procurement rights.

Insofar as, for certain expenditures for the rental property, for example for power, telecommunication (telephone, internet access, etc.), other media (TV, Telekabel [Austrian cable and internet provider], etc.), hazardous waste and special materials (e.g. nitrogen, oxygen), each including connection costs as well as operation, care, upkeep, maintenance,

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repair, preservation and cleaning of the installations and systems, it is possible to contract and settle charges directly with the respective provider and/or other company, the Tenant commits himself to participate, to the greatest extent possible, in concluding an appropriate contract with the provider and/or other company and to settle charges directly with it.

5.	Value Added Tax:

The Landlord opts for the obligation to pay taxes in accordance with § 6 Par. 2 UStG (Umsatzsteuergesetz [Valued Added Tax Act]). The Tenant declares himself in agreement with the exercising of this option. The value added tax payable on the rent and (proportionate) operating and ancillary charges at the appropriate statutory rate will therefore additionally be charged to the Tenant.

V. Rent Due Date

1.	The monthly rent including all taxes, fees, ancillary costs, value added tax, etc. is due for payment in advance on the first of every month with a five-day grace period - independent of any assessment by the Landlord - and shall be paid to the account designated by the Landlord free of charges or deductions in such a way that the rent is received no later than on the due date.

2.	The Tenant shall bear the risk for the timeliness of the rent payment.

3.	Communications from the Tenant on payment receipts have no legal consequences. The Tenant acknowledges that such communications cannot be deemed to have been tacitly taken note of by the Landlord.

4.	In the event that the Tenant is in arrears with the rent or other monetary claims of the Landlord arising out of this Lease Agreement, interest on arrears at the rate of 5% above the current base interest rate of the European Central Bank as agreed upon shall apply; however, the Landlord reserves the right to charge higher interest on arrears from the title of the payment of damages.

VI. Indexation

1.	The agreed upon base rent is adjusted by linking to the Consumer Price Index 2005 announced by Statistik Austria [Austrian Statistical Office] or the successor index replacing it. In the event that no successor index is announced, the adjustment shall be calculated in such a way that it corresponds to the decrease/increase of the general purchasing power. The starting point for the adjustment is the index number announced for the month of the acceptance of the rental property.

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2.	The agreed upon base rent changes to the same extent that the named index changes with respect to the starting point. The base rent is adjusted once a year in January with effect for that current year. The new applicable index number becomes the new starting point. The increase/decrease of the base rent on the basis of the indexation not occurring directly after the corresponding increase in the index does not constitute a conclusive waiver of any increase/decrease.

VII. Obligations of Care, Upkeep and Maintenance

1.	A handover protocol, in which any obvious deficiencies are to be recorded, shall be filled out upon transfer of the rental property; any deficiencies not apparent at the time of transfer shall be reported in writing within 14 days after being identified. Identified deficiencies shall be rectified by the Landlord within a reasonable period of time.

2.	The Tenant commits himself to continually take care of the rental property, including its equipment and systems such as, e.g. the lighting, ventilation and water supply systems, and the heating and sanitary systems (as far as any of these are available), at his own expense after the transfer, have it verifiably serviced and maintained regularly by authorized tradesmen and rectify any damage immediately in such a way that the condition existing at the time of transfer is maintained and, accounting for normal wear and tear, the rental property is returned to the Landlord after the termination of the tenancy in the condition in which it was originally transferred to the Tenant. The Tenant acknowledges with approval that, due to laid cooling hoses and conduits in all concrete and screed elements in the rental property (in particularly in floors and ceilings), holes can be drilled after separate consultation with building services. Damage that can be attributed to obvious or hidden construction defects are not to be rectified by the Tenant.

3.	The Tenant therefore does not require the Landlord to maintain the interior of the rental property in accordance with § 1096 ABGB; the interior of the rental property comprises the entire useable area of the rental property in the sense of this Lease Agreement (including power and water conduits as well as ventilation ducts in dividing walls and in the raised floor, EDP cabling, surfaces such as walls and floors, sanitary facilities, kitchen).

4.	In the event of serious damage to the building, the Tenant commits himself to notify the Landlord of this immediately in writing.

5.	If the Tenant does not fulfil his obligations with respect to care, upkeep and stipulated maintenance as well as damage repair, the Landlord can perform the required work himself, or have it performed, at the Tenant’s risk and expense.

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6.	The Tenant shall be liable to the Landlord without limit for all damages and expenses incurred by the Landlord or third parties as a result of handling of the rental property or common parts of the building that is inappropriate or otherwise in violation of the agreement, or insufficient care, upkeep and stipulated maintenance by the Tenant, his employees, agents, visitors and generally all persons who can be associated with the Tenant in any way.

VIII. Changes to the Rental Property

1.	Structural modifications of any kind to the rental property are to be announced by the Tenant in advance in writing and require the prior express written approval of the Landlord. This applies in particular to structural modifications in the form of special requests made known to the Landlord by the Tenant prior to transfer of the rental property and are consequently carried out in coordination with the Landlord. The work may be performed only by officially authorized tradesmen. The announcement to the Landlord shall include a detailed declaration of the type and extent of the intended work and the name of the prospective authorized tradesman. The Tenant shall, at his own expense and risk, ensure that any official permits are obtained in a timely manner and all relevant legal and official regulations, orders and provisions are fulfilled, as well as indemnify and hold the Landlord harmless with respect to any kind of injury.

2.	In the event that the Tenant makes changes without the express written approval of the Landlord, the Landlord has the right to demand the immediate restoration of the original condition at the expense of the Tenant, even with the continued existence of the Lease Agreement.

3.	In each case the Tenant shall bear all expenses connected with a modification of the rental property himself as well as indemnify and hold the Landlord harmless with respect to any expenses, damages, etc. The provisions of § 1097 second sentence ABGB are, insofar as these provisions refer to § 1037 ABGB, expressly waived.

4.	If the Landlord has granted his express written approval to a structural modification, he cannot demand the restoration of the original condition upon termination of the Lease Agreement. Any investments connected to the rental property shall be transferred to the ownership of the Landlord without claim for cost reimbursement, whereby the Tenant waives the assertion of claims for compensation, under any title whatsoever.

IX. Limitations of Liability / Obligations to Tolerate

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1.	From impairments to the usability of the rental property, in particular by any disruptions or shut-offs of the water or energy supply, or in the case of defects or disruptions of the heating or cooling, the power, light, water and sewerage equipment or the like, the Tenant shall derive legal claims with respect to the compensation for damages only in the case of deliberate or grossly negligent causation on the part of the Landlord.

2.	Any liability of the Landlord for damages of any kind is expressly limited to intentional wrongdoing and gross negligence.

3.	The Landlord reserves the right to construct additions and extensions of any kind, as well as relocate, completely remove or use existing installations (not however the property that is the subject matter of the contract) for other purposes. The usability of the rental property may not be restricted by this activity.

4.	The Tenant shall allow the temporary use and modification of the rental property, if and insofar as such an encroachment in the tenancy law is absolutely necessary for the performance of preservation, renovation, damage repair or improvement work to the general parts of the building or in another rental property.

5.	The Landlord informs the Tenant that new construction, additional construction or renovation work is planned on the property that is the subject matter of the contract, or on the property adjacent to it, not only concerning the rental property, but also concerning adjacent building complexes. The Tenant acknowledges these impairments to use associated with construction work, for example resulting from noise and/or dirt, as long as these impairments do not prevent or very seriously disrupt access to and provision of the rental property or use, i.e. the Tenant accepts the impairments typically associated with such a construction site.

X. Entering the Rental Property

1.	After advance notification and at reasonable intervals, the Landlord and persons authorized by him have the right to enter the rental property for objective reasons during the Tenant’s business hours.

2.	In case of imminent danger, the Landlord or the persons authorized by him have the right to enter the rental property even in the absence of the Tenant. If, in a case of imminent danger, the rental property is unattended and the Tenant cannot be notified within the required period of time, public authorities (police, fire department) may be involved at the expense of the Tenant. The fire department or the fire protection officer (the latter only in the presence of a fire warden who is an employee the Tenant, however) have the right to provide access using the general master key.

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3.	Upon notice of termination, dissolution or termination of the tenancy, the Tenant shall, within the notice period or the period to vacate the premises, in any case, however, within the last three months prior to termination until the actual return of the rental property, allow prospective tenants to view the premises during normal business hours after arranging a time with the Tenant (at most, however, three time a week).

XI. Purpose of Use / Subletting /

Transferring the Rental Property to Third Parties

1.	The rental property may be used exclusively for commercial purposes in connection with the development of pharmaceuticals, preclinical and clinical research and biotechnology as well as relevant laboratory activities (and connected or related activities). The Tenant shall comply with all legal and/or official regulations, orders and provisions applicable within the scope of his operation at his own expense and risk. The Tenant shall in particular also ensure that all waste arising from his operation is treated and disposed of in compliance with the relevant legal and official specifications, orders and provisions; if possible via a direct contract between the Tenant and the waste disposal company.

All official permits required for the business operation of the Tenant, including the operational plant permit and supply and disposal contracts for public services, including the treatment and disposal of waste or substances and liquids/wastewater that require treatment, connection and supply of electrical power, media services etc., shall be procured or concluded by the Tenant at his own expense and risk, and he shall bear all associated taxes, fees and charges. The Tenant shall fulfill all official requirements at his own expense and comply with all relevant legal and official specifications, orders and provisions, and he shall also indemnify and hold the Landlord harmless in this respect. Should, however, due to the structural conditions of the rental property, it not be possible to obtain an operational plant permit for operating a laboratory for biotechnology, the Tenant has the right to rescind the contract.

2.	The Tenant commits himself to take out business liability insurance with an appropriate scope of coverage and duly maintaining it for the duration of the term of the contract; evidence of the completion and the effective existence of this business liability insurance shall promptly be provided to the Landlord upon request at any time.

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3.	Any change to the business purpose operated by the Tenant in the rental property or to the purpose of use of the rental property requires the prior express written approval of the Landlord.

4.	After the end of a lease period of two years, but no later than 03/31/2021, the Tenant has the right to completely or partially sublet the rental property or completely or partially transfer it to third parties of any kind whatsoever; in the event of such a subletting the rental property can, beyond the extent of Item XI.1, be used for office and/or laboratory purposes.

5.	If the Tenant has been granted further-reaching rights not limited in Item XI.5, the subletting or other transfer of the rental property to third parties is permitted only with prior express written approval of the Landlord. For clarification it shall be noted that, even in the event of any subletting or other transfer of the rental property to third parties, the Tenant remains the sole contractual partner of the Landlord.

6.	The use and/or subletting of the rental property to third parties for purposes other than those defined in the agreement is explicitly agreed upon as a reason for termination in the sense of § 30 Par. 2 Z 13 MRG; this does not affect the right of termination in accordance with other provisions.

7.	The Landlord declares that he will not under any circumstances derive legal consequences from the intended change of the Tenant’s ownership structure, if these changes take place within two years.

XII. Notice of Termination / Premature Cancellation of the Contract

1.	Each contracting party has the right - without prejudice to the rendered waiver of termination in accordance with Item II.2 and/or II.3 - to terminate the tenancy effective to the last day of each calendar quarter, subject to a notice period of six months, in writing; termination by the Landlord, however, is permissible only for one of the reasons for termination described in § 30 Par. 2 MRG or agreed upon in this contract, and only by means of legal termination.

2.	The Landlord retains the right to premature cancellation of the lease agreement in accordance with § 1118 ABGB and for the reasons agreed upon in this Item XII.3, while the Tenant retains the right to premature cancellation of the lease agreement in accordance with § 1117 ABGB. A premature cancellation of the lease agreement in accordance with § 1117 ABGB, however, insofar as not excluded by mandatory legal provisions, is permissible only after setting a grace period of at least four weeks, if the Landlord does not place the rental property into a condition that makes it suitable for the stipulated use.

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3.	The Landlord has - aside from the reasons standardized in § 1118 ABGB - the right to cancel this lease agreement with immediate effect without observance of notice periods and/or termination dates, if the Tenant does not meet his obligations and grossly or persistently violates the contract (despite written warning and written setting of a grace period). The Landlord in particular has the right to cancel the tenancy for the following reasons, which are also explicitly agreed upon as material reasons for termination in the sense of § 30 Par. 2 line 13 MRG:

•	the Tenant does not make the contractually agreed upon payments despite written setting of a grace period of 14 days or does not extend or fill the bank guarantee (security deposit) in accordance with Item XV within two months;

•	insolvency proceedings regarding the assets of the Tenant are opened and the company does not continue to operate or the opening of insolvency proceedings regarding the assets of the Tenant is rejected due to the lack of assets to cover costs;

•	the contractually stipulated business purpose is changed without the Landlord’s approval;

•	the rental property is used for a purpose other than that stipulated by the contract;

•	the Tenant makes structural modifications that are subject to permission without the Landlord’s approval;

•	the Tenant does not fulfill or comply with legally binding official requirements or other legal provisions regarding the rental property or the operation conducted therein, insofar as in each case the interests of the Landlord are jeopardized or impaired;

•	despite written warning and setting of a reasonable grace period, the Tenant behaves in an inconsiderate or otherwise grossly inappropriate manner toward the Landlord, other tenants or visitors and clients of the building.

XIII. Offsetting

1.	The Tenant does not have the right to offset any counterclaims that he may raise against the Landlord under any title whatsoever extrajudicially and/or judicially against the rent, including all taxes, fees, ancillary charges etc., unless they are legally binding or expressly acknowledged by the Landlord in writing.

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XIV. Return of the Rental Property

1.	Upon termination of the tenancy, the Tenant is obligated to return the rental property to the Landlord broom-clean, clear of movables and, except for normal wear and tear, in the same condition as on the day it was transferred to the Tenant.

2.	The Tenant shall remove any business signs and advertisements with the company logo at his own expense, properly remove all traces thereof and repair any resulting damage to the mounting location. In the event of a violation of this provision, after setting a reasonable grace period, the Landlord has the right to arrange for the removal and disposal of the advertising material without further notice at the Tenant’s expense.

3.	Movables left behind by the Tenant will become the property of the Landlord without entitlement to compensation; the Landlord reserves the right to have them disposed of without further action at the expense and risk of the Tenant.

4.	All investments of the Tenant associated with the rental property that cannot be removed without damage to the substance, and/or without economic impairment, of the rental property, as well as installations, additions and renovations performed by the Tenant, become the property of the Landlord without compensation upon termination of the tenancy.

5.	In the event of a termination of the contract for any reason whatsoever, the Tenant waives the assertion of compensation for any investments made.

6.	By mutual agreement it shall be noted that the rental property is transferred to the Tenant without any service, work or other employment relationship of any kind. Upon termination of the tenancy, the Tenant shall ensure that no service, work or other employment relationships are transferred to the Landlord and entirely indemnify and hold the Landlord harmless in this respect with any and all expenditures of capital, interest, damages and costs.

XV. Security Deposit

1.

The Tenant commits himself, upon conclusion of this Lease Agreement, to transfer to the Landlord a security deposit in the form of an abstract bank guarantee naming the Landlord as the beneficiary under the exclusion of avenues of recourse in the amount of three times the gross monthly rent at a first-class Austrian bank with at least an A rating. The Tenant commits himself to increase this bank guarantee to six times the gross monthly rent upon transfer of the rental property. This bank guarantee liability serves to ensure that all his obligations arising from or in connection with this Lease Agreement, including interest,

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damages and expenses, are respected. For the time being this bank guarantee shall be withdrawable for five years, but it shall, at least three months prior to expiration, continually be extended for at least another five years in the amount of six times the then applicable gross monthly rent. In each case the bank guarantee shall include a provision that the right to use the bank guarantee and the right to withdraw the guarantee amount can, upon sale of the rental property, be ceded to the respective legal successor of the Landlord.

2.	Instead of a bank guarantee, the Tenant also has the right to remit the deposit amount via a bank transfer or as a cash payment; otherwise § 16b MRG applies.

3.	In the event that the Tenant falls into arrears with a payment obligation arising from or in connection with this Lease Agreement, the Landlord, without prejudice to his right to proceed in accordance with § 1118 ABGB and § 30 Par. 2 line 1 MRG, has the right to withdraw the respective outstanding amount, in which case the Tenant is obligated to restore the security to the original amount within 14 days, whereby in the case of failure to restore by bank guarantee, the restoration shall be made via a cash payment to the Landlord.

4.	If the Tenant violates his obligation regarding the contractual extension of the bank guarantee, the bank guarantee can be used with the full, respectively withdrawable guarantee amount; in the event of failure to carry out the contractual extension of the bank guarantee the Tenant is nonetheless obligated to pay the deposit with a cash payment to the Landlord. Amounts not needed to cover existing claims shall be deposited into a bank account, and serve to secure all obligations of the Tenant arising from or in connection with this Lease Agreement, including interest, damages and expenses. The accruing credit interest likewise serves as a security deposit; after termination of the tenancy, however, it belongs to the Tenant.

5.	In the event that the Tenant then falls into arrears with a payment obligation arising from or in connection with this Lease Agreement, the Landlord, without prejudice to his right to proceed in accordance with § 1118 ABGB and § 30 Par. 2 line 1 MRG, has the right to withdraw the respective outstanding amount from the bank account, in which case the Tenant is obligated to restore the security deposit to the original amount, plus the credit interest that has accrued in the meantime, via a cash payment to the Landlord.

XVI. Fees and Charges

1.	All taxes, fees and charges connected to this Lease Agreement, in particular the legal fees, are borne by the Tenant alone. In this respect as well, the Tenant indemnifies and holds the Landlord entirely harmless.

S01 - Lease Agreement Arsanis 101020

2.	For the purpose of fee assessment it shall be noted that the gross rent (base rent plus ancillary charges and value-added tax) for the rental property is €210,523.54 annually.

3.	The establishment of the Lease Agreement occurred solely on behalf of the Landlord.

4.	Each contracting party bears the costs of their own respective legal and tax counsel.

XVII. Other Provisions

1.	In the event that the Landlord sells the property named in the preamble, this Lease Agreement with all the rights and obligations of the Landlord passes to the legal successor of the Landlord with the ownership; the Landlord commits himself to transfer or impose all of the landlord’s rights and obligations arising from this Lease Agreement, including a waiver of termination as a result of sale (§ 1120 ABGB), to his legal successor in the ownership; similarly, the Tenant declares that he will acknowledge the transfer of all rights and obligations of the Landlord to the legal successor of the Landlord in the ownership, and that he will waive termination as a result of sale (§ 1120 ABGB).

2.	The contracting parties waive the rescission of the present contract on the grounds of error.

3.	Aside from this Lease Agreement there are no verbal side agreements. Changes and addenda to this Lease Agreement must be in writing to be valid. This also applies for a deviation from the written form requirement.

4.	Any written or verbal agreements reached prior to conclusion of this Lease Agreement lose their validity upon conclusion of this contract.

5.	The nullity or inefficacy of individual provisions does not affect the validity of the other contract provisions. In the event of nullity or inefficacy of individual provisions of this Lease Agreement, the agreements that are legally valid and come closest to the purpose of the null or ineffective provision are deemed to have been reached. The same applies in the event of a gap in the contract.

6.	This Lease Agreement is subject to Austrian law. For all disputes arising from or in connection with this Lease Agreement, the competence that is expressly agreed upon for the rental property is that of the court that has jurisdiction with respect to the location, and for the dispute the court that has jurisdiction with respect to the subject-matter.

7.	This Lease Agreement is executed in two copies, of which each contracting party shall receive one.

S01 - Lease Agreement Arsanis 101020

8.	All attachments constitute a component of the Lease Agreement.

Attachments:       ./1     Notice of 02/18/2009, Number MA 37-BB/48393-1/2008

./2     Site plan

./3     Contract plan

./4     Building and interior description

Vienna, on 11.26.2010

/s/ Wolf-Dieter Jarisch /s/ Reinhard Schertler /s/ Manuela Moser-Ritzinger	/s/ Dr. Eszter Nagy
Marxbox Bauprojekt GmbH & Co. OG	ARSANIS Biosciences GmbH

S01 - Lease Agreement Arsanis 101020

Calculation of charges by Marxbox Bauprojekt [Development] GmbH & Co. OG Percentage fee: Date of the calculation: Vienna, on	CALCULATION BILLING Tax No.: 042 / 9505 Serial No.: 112 for OP/12 Charges: €5,300.38 Building Management Frieda Rustler 1150 Vienna, Mariahilfer Straße 196
Marxbox Bauprojekt GmbH & Co. OG

ADDENDUM

TO THE LEASE AGREEMENT OF 11/26/2010

Entered into by

Marxbox Bauprojekt GmbH & Co. OG

domiciled in Vienna

(FN 346428 d)

1020 Vienna, Messeplatz 1

referred to in the following as the Landlord, on the one hand,

and

ARSANIS Biosciences GmbH

domiciled in Vienna

(FN 354305 m)

1030 Vienna, Helmut Qualtinger Gasse 2

referred to in the following as the Tenant, on the other hand,

as follows:

Preamble

1.	On 11/26/2010 the contracting parties concluded a Lease Agreement for a part of the 3rd upper floor of the building 1030 Vienna, Helmut Qualtinger Gasse 2 constructed on the property EZ 4359 Land Register 01006 Landstraße, District Court Inner City Vienna, with a dimension of ca. 698.10 m2, a storage bay on the 2nd basement level with a dimension of ca. 25 m2, and five garage parking spaces on the 1st basement level allocated by the Landlord.

2.	The contracting parties have now agreed that, in addition to the above-named spaces, the Tenant will lease from the Landlord an additional space with an unconfirmed dimension of 458.98 m2 also on the 3rd upper floor of the building in question. The additional leased space—identified as “extension Arsanis”—is shown in the contract plan (Attachment ./5) that is attached and constitutes an integral component of this Addendum to the Lease Agreement.

3.	Furthermore, upon completed transfer of the additional space leased with this addendum, the freely negotiated monthly base rent for all spaces on the 3rd upper floor of €17.06 (excl. ancillary charges and VAT) per m2 of useable area (determined on the basis of the Consumer Price Index number for January 2012) will be increased by an amount of €2.65 (excl. ancillary charges and VAT) per m2 of useable area; the Consumer Price Index number for January 2012 is determinative for the further calculation of the indexation of both amounts. The increase of €2.65 (excl. ancillary charges and VAT) per m2 of useable area as such does not represent an adjustment based on indexation.

4.	The Tenant will receive a non-refundable building cost subsidy in the amount of €100,000.00 (one hundred thousand Euros) from the Landlord that is due upon plan approval. This building cost subsidy is earmarked specifically for the Tenant to commission S+B Plan & Bau GmbH (FN 129817 h of the Commercial Court Vienna), 1030 Vienna, Löwengasse 47, as the general contractor to increase the cooling capacity (installation of an additional unit) in the rental property in accordance with the description in Attachment ./6; expenditures for measures that go beyond the description in Attachment ./6 shall be borne by the Tenant.

5.	This Addendum to the Lease Agreement thus supplements the agreement entered into by the parties on 11/26/2010, in particular with respect to the spaces on the 3rd upper floor additionally leased by the Tenant and the building cost subsidy concerning the building described in more detail above and is an integral component of the Lease Agreement of 11/26/2010. Insofar as this Addendum to the Lease Agreement of 11/26/2010 does not state an explicit modification, the (other) provisions of the Lease Agreement of 11/26/2010 remain in effect. The Lease Agreement of 11/26/2010 and this Addendum to the Lease Agreement are therefore one integrated contract.

6.	This said, the parties agree to the following:

6.1	Item I.1 of the Lease Agreement is amended so that it now reads as follows:

“1.

The Landlord leases to the Tenant and the latter leases from the former the part of the 3rd upper floor that is marked in red in the contract plan (Attachment ./5), and labeled as “gross rented area”, of the building 1030 Vienna, Helmut

Qualtinger Gasse 2, constructed on the property EZ 4359 Land Register 01006 Landstraße, District Court Inner City Vienna, with an overall dimension of ca. 1,157.08 m2, a storage bay on the 2nd basement level with a dimension of ca. 25 m2, and five garage parking spaces on the 1st basement level allocated by the Landlord (referred to together in the following as rental property). The original contract plan Attachment ./3 is replaced by the contract plan Attachment ./5.”

6.2	Item I.3 and Item I.4 of the Lease Agreement are amended as follows:

“3.	The obligations of the Landlord concerning the construction of the rental property while taking into account the official regulations applicable at the time of the building permit are finalized in the attached contract plans (Attachment ./5), which constitute an integral component of the Lease Agreement, or in the building and interior description (Attachment ./4), the description (Attachment ./6) and the map presentation (Attachment ./7), whereby fitments and/or systems, equipment and devices possibly included in Attachment ./5—that are not also expressly named in the building and interior description (Attachment ../4)—have a purely illustrative character and do not create an obligation for the Landlord to provide the same. All changes or adaptations, systems, equipment and devices needed for the operation of the rental property shall be performed or procured by the Tenant. The Landlord does, however, guarantee that the rental property is suitable from a structural perspective for obtaining an operational plant permit for operating a biotechnology laboratory.

4.	The Landlord reserves the right to change or deviate from the aforementioned Attachments ./2, ./4, ./5, ./6 and ./7 if the change or deviation is minor, represents only a slight disadvantage for the Tenant and is objectively justified, such as in particular

•	changes or deviations based on legal or official regulations, orders or requirements,

•	changes or deviations based on static or technical requirements or structural necessity,

•	changes or deviations based on the selection of equivalent or higher quality materials, equipment, devices and the like as a result of lack of availability, technical incompatibility and the like.”

6.3	Item II.1 of the Lease Agreement is amended as follows:

“1.	The tenancy started with the transfer of the rental property (first part of ca. 698.10 m2) and was finalized for an indefinite period. The extension by the second part [additional space] of ca. 458.98 m2 becomes effective upon transfer of the additional space.”

6.4	Item III.1 of the Lease Agreement is amended as follows:

“1.	The transfer and acceptance of the rental property take place as follows: for a first part of ca. 698.10 m2: with respect to the office spaces within three months of the plan approval; with respect to the laboratory spaces within four months of the plan approval. For a second part [additional space] of ca. 458.98 m2: within four months of the plan approval by the Tenant. The obligation of the Tenant to pay the agreed upon rent for the respective part of the rental property starts on the first of the month following the respective transfer.”

a.	Item IV.2 of the Lease Agreement is amended as follows:

“2.	Base rent:

i.) Spaces on the 3rd upper floor

The freely negotiated monthly base rent for the first part of the rental property is €17.00 (excl. VAT)—indexable in accordance with Item VI since transfer and thus, based on the Consumer Price Index number for January 2012, €17.06 - per m2 useable area. Upon transfer of the second part [additional space], the monthly rent for the entire rental property (first and second part) increases by €2.65 (exc. VAT) per m2 useable area; it shall be noted that these spaces (first and second part) have a total useable area of ca. 1,157.08 m2.

ii.) Garage parking spaces

The freely negotiated monthly base rent is €98.50 (excl. VAT) per parking space.

iii.) Storage bay in the basement

The freely negotiated monthly base rent is €6.50 (excl. VAT) per m2 useable area; it shall be noted that storage bay has a useable area of ca. 25 m2.”

b.	Item VI.1 of the Lease Agreement is amended so that it now reads as follows:

“1.	The agreed upon base rent is adjusted by linking to the Consumer Price Index 2005 announced by Statistik Austria [Austrian Statistical Office] or the successor index replacing it. In the event that no successor index is announced, the adjustment shall be calculated in such a way that it corresponds to the decrease/increase of the general purchasing power. The starting point for the adjustment is generally the index number announced for the month of the acceptance of the first part of the rental property, for the increase referred to in Item IV.2. i) (namely for both the first and the second part of the rental property), however, the index number for January 2012 applies.”

c.	The Lease Agreement is supplemented by the paragraph below, which reads as follows:

VI.a Building Cost Subsidy

The Tenant will receive a non-refundable building cost subsidy in the amount of €100,000.00 (one hundred thousand Euros) from the Landlord. The building cost subsidy is due upon plan approval. This building cost subsidy is earmarked specifically for the Tenant to commission S+B Plan & Bau GmbH (FN 129817 h of the Commercial Court Vienna), 1030 Vienna, Löwengasse 47, as the general contractor to increase the cooling capacity (installation of an additional unit) in the rental property in accordance with the description in Attachment ./6; expenditures for measures that go beyond the description in Attachment ./6 shall be borne by the Tenant.

4.	Fees incurred in connection with the finalization of this Addendum shall be borne by the Tenant, who in this respect indemnifies and holds the Landlord harmless.

5.	All attachments constitute a component of the Lease Agreement.

Attachments:   ./5     Contract plan

./6	Description additional services with respect to BAB request Arsanis
./7	Set-up map presentation to define the technical building services equipment

HKLS

Vienna, on 08.31.2012

/s/ Wolf-Dieter Jarisch /s/ Reinhard Schertler /s/ Manuela Moser-Ritzinger	/s/ Dr. Eszter Nagy
Marxbox Bauprojekt GmbH & Co. OG	ARSANIS Biosciences GmbH

Self-calculation of fees by the Marxbox Bauprojekt GmbH & Co. OG Percentage fee: € Date of self-calculation: Vienna, dated Marxbox Bauprojekt GmbH & Co. OG	Self-calculation of fees Tax ID: 042 / 9505 Cont. no.: 104 for: [hw:] 10/12 Fee amount: € 117.72 Building administration Frieda Rustler 1150 Vienna, Mariahilfer Str. 196

SECOND AMENDMENT

OF THE LEASE AGREEMENT DATED 11/26/2010

AND THE FIRST AMENDMENT DATED 08/31/2012

entered into by

Marxbox Bauprojekt GmbH & Co. OG

with headquarters in Vienna

(FN 346428 d)

1020 Vienna, Messeplatz 1

hereinafter called lessor for short, on the one side,

and

ARSANIS Biosciences GmbH

with headquarters in Vienna

(FN 354305 m)

1030 Vienna, Helmut-Qualtinger-Gasse 2

hereinafter called tenant for short, on the other side,

as follows:

Preamble

Contract: Lease agreement dated 11/26/2010 (Attachment ./1): 3rd upper floor (698.10 m2), storage unit 2nd lower level (25 m2), 5 parking spaces in the garage.

Amendment of the lease agreement (Attachment ./2): additional area 3rd upper floor (expansion to a total of 1,157.08 m2).

2

Term: unlimited term, the tenant waives the right to cancel until 04/30/2021; unless a regular cancellation occurs by 04/30/2021 the waiver of cancellation will be automatically extended by another year.

Rent: primary monthly rent: 3rd upper floor originally € 17.00 (incl. VAT) per m2, with additional area 3rd upper floor € 19.71 (excl. VAT) per m2, 2nd lower level € 6.50 (excl. VAT) per m2, parking spaces in the garage € 98.50 (excl. VAT) per parking space.

The contractual parties have now agreed that the tenant rents two parking spaces in addition to the previously rented five parking spaces. This said, the contractual parties agree to the following:

Second amendment of the lease agreement dated 11/26/2010

Topic 1.1 of the lease agreement is hereby amended such that now it is worded as follows:

“1.	The lessor rents to the tenant and said tenant rents from the lessor the portion of the 3rd upper floor (OG), marked as “gross lease area” and framed in red in the contractual plan (Attachment ./5), of the building 1030 Vienna, Helmut-Qualtinger-Gasse 2, erected on the real property EZ 4359, land registry 01006 Landstraße, District Court Inner City of Vienna, showing a total size of approx. 1,157.08 m2, a storage unit in the 2nd lower level showing a size of approx. 25.00 m2, and five parking spaces, allocated by the lessor in the garage in the 1st lower level, as of 09/17/2012 seven of them, (hereinafter called jointly lease object). The original contractual plan Attachment ./3 is replaced by the contractual plan Attachment ./5”

Topic IV.2.ii.) of the lease agreement is hereby amended such that now it is worded as follows:

“ii.) Parking spaces in the garage

The freely agreed monthly primary rent amounts to € 98.50 (excl. VAT) per parking space in the garage. For the parking spaces rented as of 09/17/2012 the freely agreed monthly primary rent amounts to € 100,00 (excl. VAT) per parking space in the garage.”

The second amendment in question refers to the agreement entered into by the contractual parties and becomes an integral component of the lease agreement dated 11/26/2010, amended by the first amendment dated 08/31/2012. Unless in this second amendment no explicit changes are listed, the stipulations of the lease agreement dated 11/26/2010, amended by the first amendment dated 08/31/2012, remain effective.

3

Therefore, the lease agreement dated 11/26/2010, with the first amendment dated 08/31/2012 and the present second amendment, represents a contractual unit.

Any and all fees arising in the context with this second amendment being entered into shall be payable by the tenant, who releases the lessor from any and all damages and legal disputes to this regard.

This amendment shall be prepared in two copies, with each contractual party being provided with one of them.

Attachments:	./1	Lease agreement dated 11/26/2010
	./2	Amendment dated 08/31/2012

Vienna, dated 09/17/2012

/s/ Dr. Eszter Nagy
Marxbox Bauprojekt GmbH & Co. OG	ARSANIS Biosciences GmbH

Represented by:

Wüstenrot
Versicherungs-AG
/s/ V Dir. Franz Meingast /s/ Pro K. Brigette Hafner
09 Oct. 2012	WV Immobilien GmbH

EXISTING TENANCY AGREEMENT

PROPERTY:	Helmut Qualtinger Gasse 2, 1030 Vienna

Oct. 29, 2014

LANDLORD:	Wüstenrot Marxbox GmbH & Co. OG

TENANT:	ARSANIS Biosciences GmbH

LEASE AGREEMENT:	11/26/2010

Space:	3rd upper floor: 698.10 m2 office and laboratory; 2nd basement level: 25 m2 storage bay

Parking spaces:	5 (on the 1st basement level)

Term:	indefinite period, Tenant’s waiver of the right to terminate prior to 04/30/2021; if Tenant does not terminate with statutory notice prior to 04/30/2021, extension of the waiver of the right to terminate to 04/30/2022

Rent:	Office and Laboratory: €17.00/m2 (excl. VAT) per month, storage bay: €6.50/m2 (excl. VAT) per month, parking spaces: €98.50 (excl. VAT) per parking space per month; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

1st ADDENDUM:	08/31/2012

Space:	3rd upper floor: 458.98 m2 additional

Term:	as before

Rent:	€19.71/m2 (excl. VAT) per month as of transfer of the additional space for the entire area on the 3rd upper floor

Furthermore:	building cost subsidy for the Tenant of €100,000.00

2nd ADDENDUM:	10/09/2012

Parking spaces:	2 additional (on the 1st basement level)

Term:	as before

Rent:	€100.00 (excl. VAT) per parking space per month for the additional parking spaces

3rd ADDENDUM:

Space:	2 bicycle parking spaces (0.80 m2) in the bicycle room (ground floor)

Term:	as before

Rent:	€10.00 (excl. VAT) per parking space per month; payment of ancillary charges: €2.50/m2 (excl. VAT) per month

Calculation of charges by Wüstenrot Marxbox GmbH & Co. OG Percentage fee: €9.50 Date of the calculation: Vienna, on	CALCULATION BILLING Tax No.: 042 / 9505 Serial No.: 126 for 10/14 Charges: €9.50 Building Management Frieda Rustler 1150 Vienna, Mariahilfer Straße 196

Wüstenrot Marxbox GmbH & Co. OG

3rd ADDENDUM

TO THE LEASE AGREEMENT OF 11/26/2010

entered into by

Wüstenrot Marxbox GmbH & Co. OG

domiciled in Vienna

(FN 346428d Regional Court Salzburg)

5033 Salzburg, Alpenstraße 61

referred to in the following as the Landlord, on the one hand, and

ARSANIS Biosciences GmbH

domiciled in Vienna

(FN 354305m Commercial Court Vienna)

1030 Vienna, Helmut Qualtinger Gasse 2

referred to in the following as the Tenant, on the other hand, as follows:

1.	The contracting parties entered into a Lease Agreement (Attachment ./1) on 11/26/2010 as well as a 1st Addendum (Attachment ./2) on 08/31/2012 and a 2nd Addendum to the Lease Agreement (Attachment ./3) on 10/09/2012, which constitute integral components of this 3rd Addendum, for rented areas in the building at 1030 Vienna, Helmut Qualtinger Gasse 2.

2.	The contracting parties have now agreed that the Tenant will additionally lease from the Landlord two bicycle parking spaces with a useable area per parking space of ca. 0.40 m2 in the bicycle room on the ground floor of the aforementioned building for keeping two bicycles.

3.	In this context it shall explicitly be noted that this 3rd Addendum to the Lease Agreement does not grant the Tenant the right to use specific bicycle parking spaces. The Tenant is entitled to parking spaces without a definition of specific assigned spaces; he can choose from among the currently free spaces in the bicycle room.

4.	This 3rd Addendum to the Lease Agreement supplements the understanding entered into by the parties with the Lease Agreement of 11/26/2010, as well as with the 1st Addendum of 08/31/2012 and the 2nd Addendum of 10/09/2012 to the Lease Agreement. The rented areas identified in the Lease Agreement of 11/26/2010, in the 1st Addendum of 08/31/2012 and in the 2nd Addendum of 10/09/2012 to the Lease Agreement and the bicycle parking spaces identified under Item 2 in this 3rd Addendum to the Lease Agreement together constitute the rental property.

5.	The tenancy for the bicycle parking spaces begins with the transfer and acceptance of the keys to the bicycle room. The transfer and acceptance of the keys to the bicycle room will occur upon signing of this 3rd Addendum to the Lease Agreement.

6.	The monthly rent for the bicycle parking spaces in accordance with Item 2 of this 3rd Addendum to the Lease Agreement is €10.00 (excl. VAT) per parking space. Pending further assessment by the Landlord, the monthly payment of ancillary charges for the parking spaces is €2.50 per m2 useable area.

7.	Insofar as this 3rd Addendum to the Lease Agreement does not state explicit modifications, the other provisions of the Lease Agreement of 11/26/2010, the 1st Addendum of 08/31/2012 and the 2nd Addendum of 10/09/2012 to the Lease Agreement remain in effect. The Lease Agreement of 11/26/2010, the 1st Addendum of 08/31/2012, the 2nd Addendum of 10/09/2012 and this 3rd Addendum to the Lease Agreement are therefore one integrated contract.

8.	Any fees incurred in connection with the finalization of this Addendum shall be borne by the Tenant, who in this respect indemnifies and holds the Landlord harmless.

9.	This Addendum is executed in two copies, of which each contracting party shall receive one.

Attachments:	./1	Lease Agreement of 11/26/2010
	./2	1st Addendum to the Lease Agreement of 08/31/2012
	./3	2nd Addendum to the Lease Agreement of 10/09/2012

Vienna, on June 04, 2014

Wüstenrot Marxbox GmbH & Co. OG WV Immobilien GmbH

/s/ Josef Millonigg /s/ GF Mag. Wolfgang Schantl	/s/ Eszter Nagy
Wüstenrot Marxbox GmbH & Co. OG	ARSANIS Biosciences GmbH

EXISTING TENANCY AGREEMENT

PROPERTY:	Helmut Qualtinger Gasse 2, 1030 Vienna

LANDLORD:	Wüstenrot Marxbox GmbH & Co. OG

TENANT:	ARSANIS Biosciences GmbH

LEASE AGREEMENT:	11/26/2010

Space:	3rd upper floor: 698.10 m2 office and laboratory; 2nd basement level: 25 m2 storage bay

Parking spaces:	5 (on the 1st basement level)

Term:	indefinite period, Tenant’s waiver of the right to terminate prior to 04/30/2021; if Tenant does not terminate with statutory notice prior to 04/30/2021, extension of the waiver of the right to terminate to 04/30/2022

Rent:	Office and Laboratory: €17.00/m2 (excl. VAT) per month, storage bay: €6.50/m2 (excl. VAT) per month, parking spaces: €98.50 (excl. VAT) per parking space per month; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

1st ADDENDUM:	08/31/2012

Space:	3rd upper floor: 458.98 m2 additional

Term:	as before

Rent:	€19.71/m2 (excl. VAT) per month as of transfer of the additional space for the entire area on the 3rd upper floor

Furthermore:	building cost subsidy for the Tenant of €100,000.00

2nd ADDENDUM:	10/09/2012

Parking spaces:	2 additional (on the 1st basement level)

Term:	as before

Rent:	€100.00 (excl. VAT) per parking space per month for the additional parking spaces

3rd ADDENDUM:

Space:	2 bicycle parking spaces (0.80 m2) in the bicycle room (ground floor)

Term:	as before

Rent:	€10.00 (excl. VAT) per parking space per month; payment of ancillary charges: €2.50/m2 (excl. VAT) per month

Calculation of charges by Wüstenrot Marxbox GmbH & Co. OG Percentage fee: €2,475.79 Date of the calculation: Vienna, on _______________ Wüstenrot Marxbox GmbH & Co. OG	CALCULATION BILLING Tax No.: 042 / 9505 Serial No.: 127 for 10/14 Charges: €2,475.79 Building Management Frieda Rustler 1150 Vienna, Mariahilfer Straße 196

4th ADDENDUM

TO THE LEASE AGREEMENT OF 11/26/2010

entered into by

Wüstenrot Marxbox GmbH & Co. OG

domiciled in Vienna

(FN 346428d Regional Court Salzburg)

5033 Salzburg, Alpenstraße 61

referred to in the following as the Landlord, on the one hand, and

ARSANIS Biosciences GmbH

domiciled in Vienna

(FN 354305m Commercial Court Vienna)

1030 Vienna, Helmut Qualtinger Gasse 2

referred to in the following as the Tenant, on the other hand, as follows:

1.	The contracting parties entered into a Lease Agreement (Attachment ./1) on 11/26/2010, a 1st Addendum (Attachment ./2) on 08/31/2012, a 2nd Addendum (Attachment ./3) on 10/09/2012, and a 3rd Addendum to the Lease Agreement (Attachment ./4) on 03/31/2014, which constitute integral components of this 4th Addendum, for rented areas in the building on the property EZ 4359 Land Register 01006 Landstraße, District Court Inner City Vienna, consisting of Lot No. 1449/3, with the address 1030 Vienna, Helmut Qualtinger Gasse 2.

2.	The contracting parties have now agreed that, in addition to the premises already included in accordance with Attachments ./1 to ./4, the Tenant will lease from the Landlord additional premises with an unconfirmed dimension of 277.53 m2 on the 2nd upper floor of the building identified in Item 1. The additionally leased premises are marked in red in the attached contract plan (Attachment ./5), which constitutes an integral component this 4th Addendum to the Lease Agreement.

Attachments:	./1	Lease Agreement of 11/26/2010
	./2	1st Addendum to the Lease Agreement of 08/31/2012
	./3	2nd Addendum to the Lease Agreement of 10/09/2012
	./4	3rd Addendum to the Lease Agreement of 03/31/2014
	./5	Contract plan
	./6	List of equipment

Vienna, on June 04, 2014

Wüstenrot Marxbox GmbH & Co. OG WV Immobilien GmbH

/s/ GF Mag. Wolfgang Schantl /s/ Josef Millonigg	/s/ Dr. Eszter Nagy
Wüstenrot Marxbox GmbH & Co. OG	ARSANIS Biosciences GmbH

EXISTING TENANCY AGREEMENT

PROPERTY:	Helmut Qualtinger Gasse 2, 1030 Vienna

LANDLORD:	Wüstenrot Marxbox GmbH & Co. OG

TENANT:	ARSANIS Biosciences GmbH

LEASE AGREEMENT:	11/26/2010

Space:	3rd upper floor: 698.10 m2 office and laboratory; 2nd basement level: 25 m2 storage bay

Parking spaces:	5 (on the 1st basement level)

Term:	indefinite period, Tenant’s waiver of the right to terminate prior to 04/30/2021; if Tenant does not terminate with statutory notice prior to 04/30/2021, extension of the waiver of the right to terminate to 04/30/2022

Rent:	Office and Laboratory: €17.00/m2 (excl. VAT) per month, storage bay: €6.50/m2 (excl. VAT) per month, parking spaces: €98.50 (excl. VAT) per parking space per month; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

1st ADDENDUM:	08/31/2012

Space:	3rd upper floor: 458.98 m2 additional

Term:	as before

Rent:	€19.71/m2 (excl. VAT) per month as of transfer of the additional space for the entire area on the 3rd upper floor

Furthermore:	building cost subsidy for the Tenant of €100,000.00

2nd ADDENDUM:	10/09/2012

Parking spaces:	2 additional (on the 1st basement level)

Term:	as before

Rent:	€100.00 (excl. VAT) per parking space per month for the additional parking spaces; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

3rd ADDENDUM:	06/04/2014

Space:	2 bicycle parking spaces (0.80 m2) in the bicycle room (ground floor)

Term:	as before

Rent:	€10.00 (excl. VAT) per parking space per month; payment of ancillary charges: €2.50/m2 (excl. VAT) per month

4th ADDENDUM:	06/04/2014

Space:	2nd upper floor: 277.53 m2 additional

Term:	as before

Rent:	€17.75/m2 (excl. VAT) per month; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

5th ADDENDUM:

Parking spaces:	1 additional (on the 1st basement level)

Term:	as before

Rent:	€104.31 (excl. VAT) per parking space per month for the additional parking space; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

Calculation of charges

by Wüstenrot Marxbox GmbH & Co. OG

Percentage fee: €58.84

Date of the calculation:

Vienna, on

Wüstenrot Marxbox GmbH & Co. OG

5th ADDENDUM

TO THE LEASE AGREEMENT OF 11/26/2010

entered into by

Wüstenrot Marxbox GmbH & Co. OG

domiciled in Vienna

(FN 346428d Regional Court Salzburg)

5033 Salzburg, Alpenstraße 61

referred to in the following as the Landlord, on the one hand, and

ARSANIS Biosciences GmbH

domiciled in Vienna

(FN 354305m Commercial Court Vienna)

1030 Vienna, Helmut Qualtinger Gasse 2

referred to in the following as the Tenant, on the other hand, as follows:

1.	The contracting parties entered into a Lease Agreement (Attachment ./1) on 11/26/2010, a 1st Addendum (Attachment ./2) on 08/31/2012, a 2nd Addendum (Attachment ./3) on 10/09/2012, a 3rd Addendum (Attachment ./4) on 06/04/2014 and, likewise on 06/04/2014, a 4th Addendum to the Lease Agreement (Attachment ./5), which constitute integral components of this 5th Addendum, for rented areas or parking spaces in the building on the property EZ 4359 Land Register 01006 Landstraße, District Court Inner City Vienna, consisting of Lot No. 1449/3, with the address 1030 Vienna, Helmut Qualtinger Gasse 2.

2.	The contracting parties have now agreed that, in addition to the premises and parking spaces already included in accordance with Attachments ./1 to ./5, the Tenant will lease from the Landlord an additional parking space on the 1st basement level of the building identified in Item 1.

3.	The tenancy for the additional parking space begins with the transfer and acceptance of the rental property in accordance with Item 2 of this 5th Addendum to the Lease Agreement.

4.	The monthly rent for the additional parking space in accordance with Item 2 of this 5th Addendum to the Lease Agreement is €104.31 (excl. VAT) per parking space. Pending further assessment by the Landlord, the monthly payment of ancillary charges for the parking spaces is €2.90 (excl. VAT) per m2 useable area.

5.	This 5th Addendum to the Lease Agreement supplements the understanding entered into by the parties with the Lease Agreement of 11/26/2010, as well as with the 1st Addendum of 08/31/2012, the 2nd Addendum of 10/09/2012, the 3rd Addendum of 06/04/2014 and the 4th Addendum to the Lease Agreement, likewise of 06/04/2014. The rented areas identified in the Lease Agreement of 11/26/2010, in the 1st Addendum of 08/31/2012, in the 2nd Addendum of 10/09/2012, in the 3rd Addendum of 06/04/2014 and in the 4th Addendum to the Lease Agreement, likewise of 06/04/2014 and the additional parking space identified under Item 2 in this 5th Addendum to the Lease Agreement together constitute the rental property.

6.	Insofar as this 5th Addendum to the Lease Agreement does not state explicit modifications, the other provisions of the Lease Agreement of 11/26/2010, the 1st Addendum of 08/31/2012, the 2nd Addendum of 10/09/2012, the 3rd Addendum of 06/04/2014 and the 4th Addendum, likewise of 06/04/2014, remain in effect. The Lease Agreement of 11/26/2010, the 1st Addendum of 08/31/2012, the 2nd Addendum of 10/09/2012, the 3rd Addendum of 06/04/2014, the 4th Addendum, likewise of 06/04/2014, and this 5th Addendum to the Lease Agreement are therefore one integrated contract.

7.	Any fees incurred in connection with the finalization of this 5th Addendum to the Lease Agreement shall be borne by the Tenant, who in this respect indemnifies and holds the Landlord completely harmless.

8.	This 5th Addendum to the Lease Agreement is executed in two copies, of which each contracting party shall receive one.

Attachments:	./1	Lease Agreement of 11/26/2010
	./2	1st Addendum to the Lease Agreement of 08/31/2012
	./3	2nd Addendum to the Lease Agreement of 10/09/2012
	./4	3rd Addendum to the Lease Agreement of 06/04/2014
	./5	4th Addendum to the Lease Agreement of 06/04/2014

Vienna, on June 30, 2014

Wüstenrot Marxbox GmbH & Co. OG WV Immobilien GmbH

/s/ GF Mag. Wolfgang Schantl /s/ Josef Millonigg	/s/ Eszter Nagy
Wüstenrot Marxbox GmbH & Co. OG	ARSANIS Biosciences GmbH

EXISTING TENANCY AGREEMENT

PROPERTY:	Helmut Qualtinger Gasse 2, 1030 Vienna

LANDLORD:	Wüstenrot Marxbox GmbH & Co. OG

TENANT:	ARSANIS Biosciences GmbH

LEASE AGREEMENT:	11/26/2010

Space:	3rd upper floor: 698.10 m2 office and laboratory; 2nd basement level: 25 m2 storage bay

Parking spaces:	5 (on the 1st basement level)

Term:	indefinite period, Tenant’s waiver of the right to terminate prior to 04/30/2021; if Tenant does not terminate with statutory notice prior to 04/30/2021, extension of the waiver of the right to terminate to 04/30/2022

Rent:	Office and Laboratory: €17.00/m2 (excl. VAT) per month, storage bay: €6.50/m2 (excl. VAT) per month, parking spaces: €98.50 (excl. VAT) per parking space per month; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

1st ADDENDUM:	08/31/2012

Space:	3rd upper floor: 458.98 m2 additional

Term:	as before

Rent:	€19.71/m2 (excl. VAT) per month as of transfer of the additional space for the entire area on the 3rd upper floor

Furthermore:	building cost subsidy for the Tenant of €100,000.00

2nd ADDENDUM:	10/09/2012

Parking spaces:	2 additional (on the 1st basement level)

Term:	as before

Rent:	€100.00 (excl. VAT) per parking space per month for the additional parking spaces; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

3rd ADDENDUM:	06/04/2014

Space:	2 bicycle parking spaces (0.80 m2) in the bicycle room (ground floor)

Term:	as before

Rent:	€10.00 (excl. VAT) per parking space per month; payment of ancillary charges: €2.50/m2 (excl. VAT) per month

2

4th ADDENDUM:	06/04/2014

Space:	2nd upper floor: 277.53 m2 additional

Term:	as before

Rent:	€17.75/m2 (excl. VAT) per month; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

5th ADDENDUM:

Parking spaces:	1 additional (on the 1st basement level)

Term:	as before

Rent:	€104.31 (excl. VAT) per parking space per month for the additional parking space; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

6th ADDENDUM:

Parking spaces:	1 additional (on the 1st basement level)

Term:	as before

Rent:	€104.31 (excl. VAT) per parking space per month for the additional parking space; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

3

Calculation of charges by Wüstenrot Marxbox GmbH & Co. OG Percentage fee: €58.84 Date of the calculation: 08/22/2014 Vienna, on 08/22/2014 Wüstenrot Marxbox GmbH & Co. OG	CALCULATION BILLING Tax No.: 042 / 9505 Serial No.: 91 for 08/14 Charges: €58.84 Building Management Frieda Rustler 1150 Vienna, Mariahilfer Straße 196

6th ADDENDUM

TO THE LEASE AGREEMENT OF 11/26/2010

entered into by

Wüstenrot Marxbox GmbH & Co. OG

domiciled in Vienna

(FN 346428d Regional Court Salzburg)

5033 Salzburg, Alpenstraße 61

referred to in the following as the Landlord, on the one hand, and

ARSANIS Biosciences GmbH

domiciled in Vienna

(FN 354305m Commercial Court Vienna)

1030 Vienna, Helmut Qualtinger Gasse 2

referred to in the following as the Tenant, on the other hand, as follows:

1.	The contracting parties entered into a Lease Agreement (Attachment ./1) on 11/26/2010, a 1st Addendum (Attachment ./2) on 08/31/2012, a 2nd Addendum (Attachment ./3) on 10/09/2012, a 3rd Addendum (Attachment ./4) on 06/04/2014 and, likewise on 06/04/2014, a 4th Addendum (Attachment ./5), as well as a 5th Addendum to the Lease Agreement (Attachment ./6) on 06/30/2014, which constitute integral components of this 6th Addendum, for rented areas or parking spaces in the building on the property EZ 4359, Land Register 01006 Landstraße, District Court Inner City Vienna, consisting of Lot No. 1449/3, with the address 1030 Vienna, Helmut Qualtinger Gasse 2.

2.	The contracting parties have now agreed that, in addition to the premises and parking spaces already included in accordance with Attachments ./1 to ./6, the Tenant will lease from the Landlord an additional parking space on the 1st basement level of the building identified in Item 1.

4

3.	The tenancy for the additional parking space begins with the transfer and acceptance of the rental property in accordance with Item 2 of this 6th Addendum to the Lease Agreement.

4.	The monthly rent for the additional parking space in accordance with Item 2 of this 6th Addendum to the Lease Agreement is €104.31 (excl. VAT) per parking space. Pending further assessment by the Landlord, the monthly payment of ancillary charges for the parking spaces is €2.90 (excl. VAT) per m2 useable area.

5.	This 6th Addendum to the Lease Agreement supplements the understanding entered into by the parties with the Lease Agreement of 11/26/2010, as well as with the 1st Addendum of 08/31/2012, the 2nd Addendum of 10/09/2012, the 3rd Addendum of 06/04/2014, the 4th Addendum, likewise of 06/04/2014, and the 5th Addendum to the Lease Agreement of 06/30/2014. The rented areas identified in the Lease Agreement of 11/26/2010, in the 1st Addendum of 08/31/2012, in the 2nd Addendum of 10/09/2012, in the 3rd Addendum of 06/04/2014, in the 4th Addendum, likewise of 06/04/2014, and in the 5th Addendum to the Lease Agreement of 06/30/2014 and the additional parking space identified under Item 2 in this 6th Addendum to the Lease Agreement together constitute the rental property.

6.	Insofar as this 6th Addendum to the Lease Agreement does not state explicit modifications, the other provisions of the Lease Agreement of 11/26/2010, the 1st Addendum of 08/31/2012, the 2nd Addendum of 10/09/2012, the 3rd Addendum of 06/04/2014, the 4th Addendum, likewise of 06/04/2014, and the 5th Addendum of 06/30/2014 remain in effect. The Lease Agreement of 11/26/2010, the 1st Addendum of 08/31/2012, the 2nd Addendum of 10/09/2012, the 3rd Addendum of 06/04/2014, the 4th Addendum, likewise of 06/04/2014, the 5th Addendum of 06/30/2014 and this 6th Addendum to the Lease Agreement are therefore one integrated contract.

7.	Any fees incurred in connection with the finalization of this 6th Addendum to the Lease Agreement shall be borne by the Tenant, who in this respect indemnifies and holds the Landlord completely harmless.

8.	This 6th Addendum to the Lease Agreement is executed in two copies, of which each contracting party shall receive one.

5

Attachments:	./1	Lease Agreement of 11/26/2010
	./2	1st Addendum to the Lease Agreement of 08/31/2012
	./3	2nd Addendum to the Lease Agreement of 10/09/2012
	./4	3rd Addendum to the Lease Agreement of 06/04/2014
	./5	4th Addendum to the Lease Agreement of 06/04/2014
	./6	5th Addendum to the Lease Agreement of 06/30/2014

Vienna, on Aug. 13, 2014

Wüstenrot Marxbox GmbH & Co. OG WV Immobilien GmbH

/s/ GF Mag. Wolfgang Schantl /s/ Josef Millonigg	/s/ Dr. Eszter Nagy
Wüstenrot Marxbox GmbH & Co. OG	ARSANIS Biosciences GmbH

EXISTING TENANCY AGREEMENT

PROPERTY:	Helmut Qualtinger Gasse 2, 1030 Vienna

LANDLORD:	Wüstenrot Marxbox GmbH & Co. OG

TENANT:	ARSANIS Biosciences GmbH

LEASE AGREEMENT:	11/26/2010

Space:	3rd upper floor: 698.10 m2 office and laboratory; 2nd basement level: 25 m2 storage bay

Parking spaces:	5 (on the 1st basement level)

Term:	indefinite period, Tenant’s waiver of the right to terminate prior to 04/30/2021; if Tenant does not terminate with statutory notice prior to 04/30/2021, extension of the waiver of the right to terminate to 04/30/2022

Rent:	Office and Laboratory: €17.00/m2 (excl. VAT) per month, storage bay: €6.50/m2 (excl. VAT) per month, parking spaces: €98.50 (excl. VAT) per parking space per month; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

1st ADDENDUM:	08/31/2012

Space:	3rd upper floor: 458.98 m2 additional

Term:	as before

Rent:	€19.71/m2 (excl. VAT) per month as of transfer of the additional space for the entire area on the 3rd upper floor

Furthermore:	building cost subsidy for the Tenant of €100,000.00

2nd ADDENDUM:	10/09/2012

Parking spaces:	2 additional (on the 1st basement level)

Term:	as before

Rent:	€100.00 (excl. VAT) per parking space per month for the additional parking spaces; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

3rd ADDENDUM:	06/04/2014

Space:	2 bicycle parking spaces (0.80 m2) in the bicycle room (ground floor)

Term:	as before

Rent:	€10.00 (excl. VAT) per parking space per month; payment of ancillary charges: €2.50/m2 (excl. VAT) per month

2

4th ADDENDUM:	06/04/2014

Space:	2nd upper floor: 277.53 m2 additional

Term:	as before

Rent:	€17.75/m2 (excl. VAT) per month; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

5th ADDENDUM:	06/04/2014 [sic: 06/30/2014]

Parking spaces:	1 additional (on the 1st basement level)

Term:	as before

Rent:	€104.31 (excl. VAT) per parking space per month for the additional parking space; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

6th ADDENDUM:	08/13/2014

Parking spaces:	1 additional (on the 1st basement level)

Term:	as before

Rent:	€104.31 (excl. VAT) per parking space per month for the additional parking space; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

7th ADDENDUM:

Parking spaces:	1 additional (on the 1st basement level)

Term:	as before

Rent:	€104.31 (excl. VAT) per parking space per month for the additional parking space; payment of ancillary charges: €2.90/m2 (excl. VAT) per month

3

Calculation of charges by Wüstenrot Marxbox GmbH & Co. OG Percentage fee: €58.84 Date of the calculation: Vienna, on ______________	CALCULATION BILLING Tax No.: 042 / 9505 Serial No.: 33 for 10/14 Charges: €58.84 Building Management Frieda Rustler 1150 Vienna, Mariahilfer Straße 196

Wüstenrot Marxbox GmbH & Co. OG

7th ADDENDUM

TO THE LEASE AGREEMENT OF 11/26/2010

entered into by

Wüstenrot Marxbox GmbH & Co. OG

domiciled in Vienna

(FN 346428d Regional Court Salzburg)

5033 Salzburg, Alpenstraße 61

referred to in the following as the Landlord, on the one hand, and

ARSANIS Biosciences GmbH

domiciled in Vienna

(FN 354305m Commercial Court Vienna)

1030 Vienna, Helmut Qualtinger Gasse 2

referred to in the following as the Tenant, on the other hand, as follows:

1.	The contracting parties entered into a Lease Agreement (Attachment ./1) on 11/26/2010, a 1st Addendum (Attachment ./2) on 08/31/2012, a 2nd Addendum (Attachment ./3) on 10/09/2012, a 3rd Addendum (Attachment ./4) and a 4th Addendum (Attachment ./5) on 06/04/2014, a 5th Addendum (Attachment ./6) on 06/30/2014 and a 6th Addendum to the Lease Agreement (Attachment ./7) on 08/13/2014, which constitute integral components of this 7th Addendum, for rented areas or parking spaces in the building on the property EZ 4359, Land Register 01006 Landstraße, District Court Inner City Vienna, consisting of Lot No. 1449/3, with the address 1030 Vienna, Helmut Qualtinger Gasse 2.

2.	The contracting parties have now agreed that, in addition to the premises and parking spaces already included in accordance with Attachments ./1 to ./7, the Tenant will lease from the Landlord an additional parking space on the 1st basement level of the building identified in Item 1.

4

3.	The tenancy for the additional parking space begins with the transfer and acceptance of the rental property in accordance with Item 2 of this 7th Addendum to the Lease Agreement.

4.	The monthly rent for the additional parking space in accordance with Item 2 of this 7th Addendum to the Lease Agreement is €104.31 (excl. VAT) per parking space. Pending further assessment by the Landlord, the monthly payment of ancillary charges for the parking spaces is €2.90 (excl. VAT) per m2 useable area.

5.	This 7th Addendum to the Lease Agreement supplements the understanding entered into by the parties with the Lease Agreement of 11/26/2010, as well as with the 1st Addendum of 08/31/2012, the 2nd Addendum of 10/09/2012, the 3rd Addendum and the 4th Addendum of 06/04/2014, the 5th Addendum of 06/30/2014 and the 6th Addendum of 08/13/2014 to the Lease Agreement. The rented areas identified in the Lease Agreement of 11/26/2010, in the 1st Addendum of 08/31/2012, in the 2nd Addendum of 10/09/2012, in the 3rd Addendum of 06/04/2014, in the 4th Addendum, likewise of 06/04/2014, in the 5th Addendum of 06/30/2014 and in the 6th Addendum to the Lease Agreement of 08/13/2014 and the additional parking space identified under Item 2 in this 7th Addendum to the Lease Agreement together constitute the rental property.

6.	Insofar as this 7th Addendum to the Lease Agreement does not state explicit modifications, the other provisions of the Lease Agreement of 11/26/2010, the 1st Addendum of 08/31/2012, the 2nd Addendum of 10/09/2012, the 3rd Addendum and the 4th Addendum of 06/04/2014, the 5th Addendum of 06/30/2014 and the 6th Addendum of 08/13/2014 remain in effect. The Lease Agreement of 11/26/2010, the 1st Addendum of 08/31/2012, the 2nd Addendum of 10/09/2012, the 3rd Addendum of 06/04/2014, the 4th Addendum, likewise of 06/04/2014, the 5th Addendum of 06/30/2014, the 6th Addendum of 08/13/2014 and this 7th Addendum to the Lease Agreement are therefore one integrated contract.

7.	Any fees incurred in connection with the finalization of this 7th Addendum to the Lease Agreement shall be borne by the Tenant, who in this respect indemnifies and holds the Landlord completely harmless.

8.	This 7th Addendum to the Lease Agreement is executed in two copies, of which each contracting party shall receive one.

5

Attachments:	./1	Lease Agreement of 11/26/2010
	./2	1st Addendum to the Lease Agreement of 08/31/2012
	./3	2nd Addendum to the Lease Agreement of 10/09/2012
	./4	3rd Addendum to the Lease Agreement of 06/04/2014
	./5	4th Addendum to the Lease Agreement of 06/04/2014
	./6	5th Addendum to the Lease Agreement of 06/30/2014
	./7	6th Addendum to the Lease Agreement of 08/13/2014

Vienna, on Sep. 30, 2014

Wüstenrot Marxbox GmbH & Co. OG WV Immobilien GmbH	ARSANIS Biosciences GmbH MarxBox Helmut Qualtinger Gasse 2 1030 Vienna

/s/ GF Mag. Wolfgang Schantl /s/ Josef Millonigg	/s/ Dr. Eszter Nagy
Wüstenrot Marxbox GmbH & Co. OG	ARSANIS Biosciences GmbH